                                                                   Exhibit 99.2
                         Notice of Guaranteed Delivery
                                      for
                         8 1/2% Senior Notes due 2013
                                      of
                               Triton PCS, Inc.

   This form or one substantially equivalent hereto must be used to accept the exchange offer Triton PCS, Inc. (the "Issuer") made pursuant to the prospectus
dated [          ], 2003 if holders of certificates for the 8 1/2% senior notes due 2013 who wish to tender their outstanding notes but whose outstanding notes are not immediately available and who cannot deliver their certificates for outstanding notes (or comply with the procedures for book-entry transfer prior to the expiration date), the letter of transmittal and any other documents required by the letter of transmittal to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date (as defined in the prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the exchange agent.

                 To: The Bank of New York, the Exchange Agent

  By Hand or Overnight     Facsimile Transmissions:       By Registered or
        Delivery:           (Eligible Institutions         Certified Mail:
  The Bank of New York               Only)              The Bank of New York
Corporate Trust Operations      (212) 298-1915        Corporate Trust Operations
   Reorganization Unit                                   Reorganization Unit
101 Barclay Street--Lobby   To Confirm by Telephone    101 Barclay Street--7E
         Window            or for Information Call:   New York, New York 10286
New York, New York 10286        (212) 815-3750         Attention: Mr. Kin Lau
 Attention: Mr. Kin Lau

   Delivery of this instrument to an address, or transmission of instructions via a facsimile other than as set forth above, does not constitute a valid delivery.

   This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender outstanding notes is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

   Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal (which together constitute the exchange offer), receipt of which is hereby
acknowledged,        (number of outstanding notes) outstanding notes pursuant
to the guaranteed delivery procedures set forth in Instruction 2 of the letter of transmittal.

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           NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

 Certificate No(s). for Outstanding     Name(s) of Record Holder(s)
   Notes (if available)
 ______________________________________ ______________________________________
 ______________________________________ ______________________________________
                                                Please Print or Type
                                        Address ______________________________
                                        ______________________________________

                                        Telephone. No. (  ) __________________

                                        Signature(s) _________________________
                                        ______________________________________

                                        Dated: _______________________________


                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) own(s) the outstanding notes tendered hereby and (b) guarantees that delivery to the exchange agent of certificates for the outstanding notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed letter of transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the exchange agent at one of its addresses set forth above within five business days after the expiration date.

  Name of Firm _________________________________________________________________

  Authorized Signature _________________________________________________________

  Name _________________________________________________________________________
                             Please Print or Type
  Title ________________________________________________________________________

  Address ______________________________________________________________________

  Zip Code _____________________________________________________________________

  Telephone. No. (  ) __________________________________________________________

  Dated:           , 2003

   NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.

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